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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2006

                                   BELO CORP.
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             (Exact name of registrant as specified in its charter)

             DELAWARE                    1-8598               75-0135890
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         (State or other              (Commission          (I.R.S. Employer
  jurisdiction of incorporation)      File Number)        Identification No.)

                    P.O. Box 655237, Dallas, Texas 75265-5237
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (214) 977-6606

                                      None.
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 28, 2006, Belo Corp. announced its consolidated financial results for the second quarter June 30, 2006. On July 28, 2006, the company also issued a press release announcing the company's monthly statistical report for the month ended June 30, 2006. Copies of these press releases are furnished with this report as exhibits to Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits.

            99.1   Earnings Press Release dated July 28, 2006

            99.2   Monthly Statistical Report Press Release dated July 28, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 28, 2006

                                        BELO CORP.


                                        By: /s/ Carey Hendrickson
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                                            Carey P. Hendrickson
                                            Vice President/Investor
                                            Relations & Corporate Communications

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                                INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
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99.1           Earnings Press Release dated July 28, 2006

99.2           Monthly Statistical Report Press Release dated July 28, 2006